UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                     November 7, 2013

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2013, Vishay Precision Group, Inc. and its subsidiary, Vishay Advanced Technologies, Ltd. (collectively, the “Company”), entered into amendments (each, an “Amendment”) to the employment agreements of Ziv Shoshani, its President and Chief Executive Officer, and William M. Clancy, its Executive Vice President and Chief Financial Officer.

The principal terms of the Amendments are as follows:

  The Amendments will become effective on January 1, 2014 and provide for a one-year term for each executive’s employment agreement. If not earlier terminated, the employment agreements will automatically renew for one-year terms unless either party gives 60 days’ notice of intent not to renew the agreement prior to the end of the then-current term.

  Effective January 1, 2014, Mr. Shoshani’s base salary will be NIS 1,875,000 (approximately $529,945 based on the exchange rate on November 8, 2013) and Mr. Clancy’s base salary will be $300,000. Each executive’s base salary is subject to annual review by the Compensation Committee of the Company’s Board of Directors.

  Beginning with the 2014 fiscal year, Mr. Shoshani’s target cash bonus will be 100% of his then-current base salary and Mr. Clancy’s target cash bonus will be 50% of his then-current base salary. Annual cash bonuses will be payable to the executives within five business days after the Company’s Annual Report on Form 10-K for the applicable fiscal year is filed.

  Beginning with the 2014 fiscal year, Mr. Shoshani’s annual equity incentive award will have a value equal to 150% of his then-current base salary and Mr. Clancy’s annual equity incentive award will have a value equal to 75% of his then-current base salary.

Except as described above, the terms of the Company’s employment agreements with Messrs. Shoshani and Clancy are unchanged. The foregoing summary is qualified in its entirety by reference to the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated November 7, 2013 by and among Vishay Advanced Technologies, Ltd. and Ziv Shoshani.
10.2	Amendment to Employment Agreement, dated November 7, 2013, by and among Vishay Precision Group, Inc. and William M. Clancy.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: November 12, 2013	By:	/s/ William M. Clancy
		Name:	William M. Clancy
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated November 7, 2013 by and among Vishay Advanced Technologies, Ltd. and Ziv Shoshani.
10.2	Amendment to Employment Agreement, dated November 7, 2013, by and among Vishay Precision Group, Inc. and William M. Clancy.